UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2002

THE PMI GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Montgomery Street, San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (415) 788-7878

(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure

On August 14, 2002, the Company filed with the SEC its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the “Report”). The following certifications accompanied the Report:

Certification

Pursuant to 18 U.S.C. Section 1350, I, W. Roger Haughton, Chief Executive Officer of The PMI Group, Inc. (“Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. ROGER HAUGHTON
W. Roger Haughton Chief Executive Officer
Dated: August 12, 2002

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Certification

Pursuant to 18 U.S.C. Section 1350, I, John M. Lorenzen, Jr., Chief Financial Officer of The PMI Group, Inc. (“Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN M. LORENZEN, JR.
John M. Lorenzen, Jr. Chief Financial Officer
Dated: August 12, 2002

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PMI GROUP, INC. (Registrant)

By:	/s/ JOHN M. LORENZEN, JR.
John M. Lorenzen, Jr. Executive Vice President and Chief Financial Officer

August 14, 2002